UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2007

ALPHA PRO TECH, LTD.

(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

60 Centurian Drive, Suite 112,
Markham, Ontario	L3R 9R2
Address of principal offices	Zip Code

Registrant’s telephone number including area code: 905-479-0654

Item 7.01            Regulation FD Disclosure.

On February 06, 2007 registrant issued a release announcing that it will make a presentation at the Roth Capital Partners 2007 OC Growth Conference at the Ritz Carlton Laguna Niguel in California, on February 21, 2007.

The text of the release is filed herewith as an exhibit to this report on form 8-K.

Item 9.01            Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit 1. Release dated February 6, 2007 announcing registrant’s presentation at the Roth Capital Partners 2007 OC Conference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date February 6, 2007	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer and Senior Vice President